ANIMAS Resources

G.E. McKelvey
President & CEO
Director

Ing. Victor M. Juvera G.
Nuevo Leon # 100-a
Hermosillo, Sonora
Mexico C.P. 83190

July 24, 2007

Don Victor,

As president of Animas Resources Ltd., via our Mexican subsidiary Minera Chuqui, I am pleased to enter into these negotiations regarding an option agreement for the purchase of your three mineral concessions (La Peque, T-191734, La Peque 1, T-181078 and El Tascalito, T-216066) in the Santa Teresa mining district. I respectfully submit this offer of a five year balloon option agreement that is a balance of cash and Animas Resources stock as detailed in the following table:

ALL AMOUNTS IN U.S. DOLLARS

Year	Amount	Month	In Cash (US$)	In Shares (US$.)
1	$ 95,000.00	At signing	$ 25,000.00	$ 20,000.00
		12	$ 25,000.00	$ 25,000.00
2	$ 142,500.00	18	$ 30,000.00	$ 35,000.00
		24	$ 30,000.00	$ 47,500.00
3	$ 190,000.00	30	$ 35,000.00	$ 55,000.00
		36	$ 35,000.00	$ 65,000.00
4	$ 237,500.00	42	$ 40,000.00	$ 70,000.00
		48	$ 40,000.00	$ 87,500.00
5	$ 285,000.00	54	$ 45,000.00	$ 90,000.00
		60	$ 45,000.00	$ 105,000.00
Totals	$ 950,000.00		$ 350,000.00	$ 600,000.00

By signing below, we agree to enter into an agreement guided by the above basic terms. Animas will provide you with the working drafts of a full contract and we pledge to finish and sign the final contract within a ~~90~~ 30 day period for the completion of our due diligence.

Respectfully,

G.E. McKelvey

Victor M. Juvera G.

ASSIGNMENT OF RIGHTS PROMISE AGREEMENT ENTERED INTO BY AND BETWEEN, ON ONE HAND, MR. VICTOR MANUEL RIVERA GAXIOLA TOGETHER WITH HIS SPOUSE, MRS. LAURA SOTO FELIX DE JUVERA IN THEIR CAPACITY AS OFFERER CONCESSIONAIRE OF THE FOLLOWING EXPLOITATION AND EXPLORATION MINING LOTS: "LA PEQUE" WITH TITLE NUMBER 191734; "LA PEQUE 1" WITH TITLE NUMBER 195805; AND "EL TASCALITO" WITH TITLE NUMBER 216066, AND, ON THE OTHER HAND MINERA CHUQUI, S.A. DE C.V., THROUGH ITS LEGAL REPRESENTATIVE AND SOLE ADMINISTRATOR, MR. ALBERTO NAVARRO MAYER, HEREINAFTER REFERRED TO AS "THE ACQUIRER", PURSUANT TO THE FOLLOWING:

RECITALS

I- THE OFFEROR CONCESSIONAIRE STATES:

A)

THAT HE IS A MEXICAN NATIONAL BY BIRTH, OF MEXICAN NATIONALITY, OF LEGAL AGE, BORN IN CANANEA, STATE OF SONORA, ON NOVEMBER TWO, ONE THOUSAND NINE HUNDRED THIRTY TWO, MARITAL STATUS MARRIED, GEOLOGICAL ENGINEER, WITH DOMICILE AT BOULEVARD REAL DEL ARCO NUMBER ONE HUNDRED TWO, COLONIA VILLA SATELITE, IN THE CITY OF HERMOSILLO, SONORA.

B)

THAT HE HAS LEGAL CAPACITY TO ENTER INTO AGREEMENTS AND THAT HE IS THE LEGITIMATE HOLDER OF THE EXPLORATION RIGHTS OF MINING EXPLOITATION LOTS "LA PEQUE", WITH TITLE NUMBER 191734 AND AN AREA OF 9.3864 HECTARES; "LA PEQUE F', WITH TITLE NUMBER 195805 AND AN AREA OF 7.4929 HECTARES; AND "EL TASCALITO", WITH TITLE NUMBER 216066 AND AN AREA OF 24 HECTARES, LOCATED IN THE MUNICIPALITY OF CUCURPE, SONORA, AND WHICH HAVE BEEN REGISTERED IN THE PUBLIC MINING REGISTRY OF THE DIRECTION GENERAL OF MINES, WHICH HEREINAFTER SHALL BE REFERRED TO AS THE LOTS.

C) THE OFFERER CONCESSIONAIRE CONTINUES STATING THAT THE RIGHTS HE HAS WITH RESPECT TO THE LOTS HAVE NEITHER BEEN LIMITED, NOR REVOKED AND THAT THERE IS NO OPPOSITION WHATSOEVER FROM ANY THIRD PARTY WITH RESPECT TO THE EXECUTION HEREOF.

D)

THAT THE RIGHTS RESULTING FROM THE EXPLORATION MINING CONCESSIONS WITH RESPECT TO THE LOTS ARE FREE AND CLEAR OF LIENS, ENCUMBRANCES, OBLIGATIONS OR LIMITATION OF OWNERSHIP OF ANY NATURE AND THAT WITH THE EXCEPTION OF THE AGREEMENT SET FORTH HEREIN, THEY HAVE NOT PERFORMED NOR SHALL THEY PERFORM ANY OTHER ACT WHATSOEVER WITH RESPECT TO THE LOTS.

E)

THAT HE WISHES TO ENTER INTO THIS PROMISE AGREEMENT IN ORDER TO ASSIGN TO THE ACQUIRER, WITHOUT ANY RESERVE OR LIMITATION

WHATSOEVER, FREE AND CLEAR OF LIENS, 100% OF HIS RIGHTS RESULTING FROM THE EXPLOITATION MINING CONCESSION TITLES.

II- THE ACQUIRER STATES:

A)

THAT IT IS A MEXICAN CORPORATION WITH DOMICILE TO BE SERVED SUMMONS AT RINCON DE LA HERRADURA NUMBER FIFTEEN A, COLONIA VILLA SATELITE, MUNICIPALITY OF HERMOSILLO, SONORA; THAT IT IS A CORPORATION THAT HAS BEEN DULY ORGANIZED, WITH LEGAL CAPACITY TO CONDUCT THE EXPLORATION, EXPLOITATION AND BENEFICIATION OF ALL GRANTABLE SUBSTANCES, AS WELL AS TO ENTER INTO AGREEMENTS WHOSE OBJECT ARE THE RIGHTS RESULTING FROM SAID CONCESSIONS AND, THEREFORE, ABLE TO ENTER INTO THIS ASSIGNMENT OF RIGHTS PROMISE AGREEMENT.

B)

THAT IT IS INTERESTED IN ACQUIRING THE RIGHTS RESULTING FROM THE TITLE OF THE MINING CONCESSIONS THAT HAVE BEEN DESCRIBED IN RECITAL IB).

III.- LASTLY, BOTH PARTIES STATE:

A)

THAT IT IS THEIR FREE WILL TO ASSIGN AND TO RECEIVE THE RIGHTS CONTEMPLATED HEREIN, BASED ON WHAT IS SET FORTH IN ARTICLES 19 AND 23 OF THE MINING LAW IN FORCE AND ARTICLE 77 OF ITS REGULATION, PURSUANT TO THE FOLLOWING:

CLAUSES

FIRST.-THE OFFERER CONCESSIONAIRE COMMITS TO ASSIGN AND TO TRANSFER IN A DEFINITIVE MANNER AND WITHOUT RESERVES, NOR ANY LEGAL LIMITATION WHATSOEVER., TO THE ACQUIRER, 100% OF THE RIGHTS AND OBLIGATIONS RESULTING FROM THE EXPLOITATION MINING CONCESSION TITLES THAT HAVE BEEN DESCRIBED IN RECITAL IB), HEREOF.

SECOND.- BOTH PARTIES AGREE THAT THE ACQUIRER SHALL COMMIT TO PAY TO THE OFFER CONCESSIONAIRE, US$ 950,000.00 (NINE HUNDRED FIFTY THOUSAND DOLLARS LEGAL TENDER OF THE UNITED STATES OF AMERICA) PURSUANT TO THE FOLLOWING PAYMENT SCHEDULE:

YEAR	AMOUNT IN US DOLLARS	MONTH	CASH PAYMENT IN US DOLLARS	PAYMENT IN SHARES OF ANIMAS REOSURCES
1		AT THE

	$95,000.00	EXECUTION HEREOF	$25,000.00	$20,000.00
		12	$25,000.00	$25,000.00
2	$142,500.00	18	$30,000.00	$35,000.00
		24	$30,000.00	$47,500.00
3	$ 190,000.00	30	$35,000.00	$55,000.00
		36	$35,000.00	$65,000.00
4	$ 237,500.00	42	$40,000.00	$70,000.00
		48	$40,000.00	$87,500.00
5	$ 285,000.00	54	$45,000.00	$90,000.00
		60	$45,000.00	$105,000.00
TOTALS	$ 950,000.00		$350,000.00	$600,000.00

THE FOREGOING IS THE PAYMENT FOR THE CONCESSION, PLUS ANY VALUE ADDED IMPLIED BY ANY COSTS GENERATED, AS CONSIDERATION FOR THE ASSIGNMENT REFERRED TO IN THE FOREGOING CLAUSE. IN THIS ACT AND IN PRESENCE OF THE NOTARY PUBLIC, ATTORNEY RAMON VALENCIA SERRANO, NOTARY PUBLIC NUMBER 4 FOR COMMERCIAL AND ADMINISTRATIVE MATTERS IN SONORA, THE PAYMENT IS MADE IN CASH TO THE OFFERER CONCESSIONAIRE, DUE TO WHICH HE GRANTS THE MOST EFFECTIVE RECEIPT ACCORDING TO LAW, THROUGH THE EXECUTION HEREOF.

THIRD.- BOTH PARTIES STATE THEIR AGREEMENT THAT AT THE EXECUTION HEREOF, THIS INSTRUMENT SHALL BECOME FULLY EFFECTIVE; THEREFORE, 100% OF THE RIGHTS AND OBLIGATIONS RESULTING FROM THE MINING CONCESSIONS WITH RESPECT TO THE LOTS SHALL BE ASSIGNED IN FAVOR OF THE ACQUIRER.

FOURTH.- THE PARTIES MUTUALLY ACKNOWLEDGE THEIR CAPACITY AND LEGAL STANDING TO ENTER INTO THIS AGREEMENT AND STATE THAT THERE IS NO INJURY, FRAUD, ERROR, COERCION, OR BAD FAITH, NIT UNLAWFUL ENRICHMENT.

FIFTH.- THE ACQUIRER EXPRESSLY COMMITS TO REGISTER THIS AGREEMENT IN THE PUBLIC REGISTRY OF MINING IN DUE TIME.

SIXTH.- THE OFFERER CONCESSIONAIRE COMMITS TO PROVIDE TO THE ACQUIRER, THE ENTIRE INFORMATION THE LATTER MAY REQUEST FROM HIM, AS WELL AS TO EXECUTE, CREDIT, AND COMPLY WITH ANY OTHER REQUIREMENT THAT MAY BE NECESSARY, SO THAT THE ACQUIRER MAY EXERCISE THE RIGHTS BEING CONFERRED TO IT HEREUNDER.

SEVENTH.- THIS AGREEMENT IS EXECUTED PURSUANT TO THE TERMS OF ARTICLE 78 OF THE COMMERCE CODE AND IT IS OF A MERCANTILE NATURE;

THEREFORE, THE MINING LAW AND ITS REGULATION, AS WELL AS THE CIVIL CODE FOR THE FEDERAL DISTRICT IN COMMON MATTERS AND FOR THE ENTIRE MEXICAN REPUBLIC IN FEDERAL MATTERS SHALL BE APPLICABLE FOR WHAT IS NOT EXPRESSLY AGREED TO HEREIN AND FOR PURPOSES OF THE INTERPRETATION AND COMPLIANCE HEREOF.

EIGHTH.- FOR THE RESOLUTION OF ANY CONTROVERSY THAT MAY ARISE DUE TO THIS DOCUMENT, THE PARTIES EXPRESSLY SUBJECT TO THE JURISDICTION OF THE COMPETENT COURTS IN THE CITY OF HERMOSILLO, SONORA, WAIVING ANY JURISDICTION THAT COULD CORRESPOND TO THEM DUE TO THEIR PRESENT OR FUTURE DOMICILES, NO MATTER THEIR PRIVILEGES.

THIS DOCUMENT HAS BEEN PREPARED IN FOUR COPIES, ONE FOR EACH OF THE PARTIES; ANOTHER ONE FOR NOTARIAL PURPOSES, AND THE LAST ONE, FOR ITS REGISTRATION IN THE PUBLIC MINING REGISTRY. AFTER THE PARTIES HAD READ THIS DOCUMENT, BEING WELL AWARE OF ITS LEGAL VALUE AND CONSEQUENCES AND HAVING STATED THEIR AGREEMENT THEREWITH, THEY RATIFY EACH AND EVERYONE OF ITS TERMS AND UNDERSIGN IT AND SIGN ON THE MARGINS OF ITS PAGES FOR THE RECORD ON JULY 31ST, 2007, IN THE CITY OF HERMOSILLO, SONORA.

THE CONCESSIONAIRE

ENG. VICTOR MANUEL JUVERA GAXIOLA

MRS. LAURA SOTO FELIX DE JUVERA

THE ACQUIROR

ENG. ALBERTO NAVARRO MAYER LEGAL REPRESENTATIVE OF MINERA CHUQUI, S.A. DE C.V